                                                                    Exhibit 10.5


                             STATEMENT OF WORK NO. 1

THIS STATEMENT OF WORK NO. 1 (this "Statement of Work"), effective as of September 21, 2001 (the "SOW Effective Date"), is entered into by and between Triton PCS Equipment Company L.L.C. ("Triton") and Ericsson Inc. ("Ericsson") (each individually referred to as a "Party" and collectively referred to as the "Parties"), and is hereby made a part of and subject to the terms and conditions of the Master Purchase Agreement, effective as of even date, between Triton and Ericsson ("the "Master Purchase Agreement").

1. Term. The term of this Statement of Work will commence on the SOW Effective Date and will thereafter continue for a period of one (1) year. Upon expiration of such 1-year initial term, this Statement of Work will be automatically extended for successive two-year periods unless either Party provides to the other Party a written notice of termination no less than sixty (60) days prior to the expiration of the then existing term of this Statement of Work.

2. Scope of Project. In accordance with the terms and subject to the conditions of this Statement of Work, Ericsson will provide to Triton, and Triton will obtain from Ericsson, ***** a pilot GSM/GPRS system (the "Pilot System"), consisting of *****. The Pilot System is specifically described in Attachment A hereto. The Parties anticipate that the Pilot System will be launched in December of 2001 in the Richmond/Fredericksburg, Virginia market. Triton may use the Pilot System for commercial purposes and to determine the feasibility of its GSM/GPRS/EDGE/UMTS network.

3. Assumptions. The scope of the project under this Statement of Work is based on the following assumptions:

         (1) *****



         (2) All the GSM sites will be co-located with Ericsson TDMA equipment.

         If and to the extent that these assumptions are invalid, the Parties will work together in good faith and mutually agree in writing to revise the scope of the project under this Statement of Work. No charges shall be payable by Triton to Ericsson on account of any revision to the scope of the project unless such revision is deemed by the Parties to constitute a material revision and the Parties mutually agree on the charges therefor. Any additional charge to be paid by Triton to Ericsson as a result of any material revision of the scope of the project under this Statement of Work shall be subject to the parties' mutual agreement in writing.

4. Build Out Plan. In accordance with the provisions of the Master Purchase Agreement, the Parties will work together in good faith to mutually agree upon the Build Out Plan for the build out of the Pilot System.


--------------------------------------------------------------------------------
LF#-TRI01-004681                                                     REVISION D
G:\bus group\lau\Triton-3G\SOW1(9-12-2001).doc                       Page 1 of 3

***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. No Purchase Commitment. Notwithstanding anything to the contrary contained herein or otherwise, Triton is not obligated to (i) purchase any equipment and services beyond the Pilot System ***** or
         (ii) enter any other Statement of Work under the Master Purchase Agreement.

IN WITNESS WHEREOF, the Parties by their duly authorized representatives have executed this Statement of Work as of the SOW Effective Date.

ERICSSON INC                                         TRITON PCS EQUIPMENT COMPANY
L.L.C.                                               By:  Triton Management Company, Inc., its manager

By:  /s/ David Taber                                 By:  /s/ Glen A. Robinson
   --------------------------------                       --------------------------------

Printed Name:  David Taber                           Printed Name:  Glen A. Robinson
             ----------------------                                ---------------------

Title:  Vice President                               Title:  Sr. VP Technology
      -----------------------------                          -----------------------------

--------------------------------------------------------------------------------
LF#-TRI01-004681                                                     REVISION D
G:\bus group\lau\Triton-3G\SOW1(9-12-2001).doc                       Page 2 of 3

***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT A

                           DESCRIPTION OF PILOT SYSTEM

                                                                                                     QTY.
         BTS
         RBS 2102 Outdoor 3x1              1,1,1                                                     *****
         RBS 2202 Indoor 3x1               1,1,1                                                     *****

         BSC
         Sales Object 1                    *****                                                     *****
         BSC Power Model                                                                             *****

         MSC/VLR HW & SW AXE 10
         Sales Object 1                    *****                                                     *****
         MSC Power Model                                                                             *****

         HLR/AUC
         Sales Object 1                    HW for ***** Subs                                         *****
         Sales Object 1                    Software supporting up to ***** subscribers               *****

         OSS
         Sales Object 1                    Enterprise 5500 with 1 workstation and printer            *****

         SERVICE ORDER GATEWAY
         Sales Object 1                    SOG server 3500 with 1 workstation and printer            *****
                                           Software supporting up to ***** subscribers               *****

         BILLING GATEWAY
         Sales Object 1                    BGw server 3500 with 1 workstation and printer            *****
                                           Software supporting up to ***** subscribers               *****

         GPRS
         Sales Object 1                    *****                                                     *****
         Sales Object 2 GSN                *****                                                     *****
         PSS Capacity of 5K PDP                                                                      *****

--------------------------------------------------------------------------------
LF#-TRI01-004681                                                     REVISION D
G:\bus group\lau\Triton-3G\SOW1(9-12-2001).doc                       Page 3 of 3

***** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.